Earnings Per Common Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Earnings Per Common Share
The computation of basic earnings per share is based on the weighted-average number of common shares issued and outstanding during the year, excluding unvested shares of restricted stock (see Note 11). The computation of diluted earnings per share assumes the lapsing of restrictions on unvested restricted stock awards, for which the assumed proceeds upon lapsing of restrictions are deemed to be the amount of compensation cost attributable to future services and not yet recognized using the treasury stock method, to the extent dilutive.

The components of the denominator for the calculation of basic earnings per share and diluted earnings per share are as follows:

	For the year ended	Period from March 20, 2013 (date of inception) to
	December 31, 2014	December 31, 2013
Common shares outstanding basic:
Weighted average common shares outstanding basic	137,592,861	39,925,160
Common shares outstanding, diluted:
Weighted average common shares outstanding basic	137,592,861	39,925,160
Restricted stock awards	—	—
Weighted average common shares outstanding, diluted	137,592,861	39,925,160

Due to the net loss realized for the year ended December 31, 2014, potentially dilutive restricted stock awards totaling 865,758 shares were determined to be anti-dilutive; accordingly, they are not taken into account for the calculation of earnings per share. Due to the net loss realized for the period from March 20, 2013 (date of inception) to December 31, 2013, potentially dilutive restricted stock awards totaling 373,046 shares were determined to be anti-dilutive; accordingly, they are not taken into account for the calculation of earnings per share.